UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 20, 2007

                           FITTIPALDI LOGISTICS, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                     0-25753                   87-0449667
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 State or other jurisdiction      Commission File Number         IRS Employer
      of incorporation                                        Identification No.


           902 Clint Moore Road, Suite 204, Boca Raton, Florida 33487
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               (Address of Principal Executive Offices) (Zip Code)


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       Registrant's telephone number, including area code: (561) 998-7557 not applicable
                                     --------------
              (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

         The Company entered into a two-year Original Equipment Manufacturer
(OEM) Purchasing Agreement to buy products from WebTech Wireless, Inc., a global telematics, location-based, services provider that develops and manufactures wireless solutions that run on cellular and satellite networks. The Company is integrating some of WebTech's products into its Commercial Vehicle Telematics offering which will be sold under the EmmoLogic brand name.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 29, 2007                                FITTIPALDI LOGISTICS, INC.



                                                     By: /s/ David S. Brooks
                                                         -----------------------
                                                         David S. Brooks
                                                         Chief Executive Officer